Exhibit 99.1

Sphere3D and Cathedra Bitcoin Announce Business Combination

Combined Company Expected to Retain Sphere3D's Name and US Listing (NASDAQ: ANY)

STAMFORD, CONNECTICUT, AND TORONTO, ONTARIO, March 5, 2026 - (NEWSFILE)- Sphere 3D Corp. (NASDAQ: ANY) ("Sphere"), a bitcoin mining company, and Cathedra Bitcoin Inc. (TSX-V: CBIT; OTCQB: CBTTF) ("Cathedra," and together with Sphere, the "Parties"), a company that builds, develops and operates power infrastructure facilities for use in high density computing, are pleased to announce that they have entered into a definitive agreement to combine in an all-stock transaction, which is expected to create a next-generation high density computing power infrastructure company focused on high-performance compute, digital assets, energy optimization, and development of power and infrastructure. The combined company (the "Combined Company") will bring together Sphere's established capital markets access including its Nasdaq listing, strong balance sheet, liquidity, and efficient fleet of miners with Cathedra's robust energy portfolio, proven infrastructure development expertise, bitcoin mining operations, energy-first site selection strategy, and disciplined capital allocation. The strategic combination is expected to enable near-term vertical integration, positioning the Combined Company to accelerate scalable, high-efficiency deployment across North America by leveraging a focus on low-cost power, operational efficiency, and long-term shareholder value creation.  Under the terms of the definitive arrangement agreement, entered into on March 5, 2026 (the "Agreement"), Sphere has agreed to acquire all of the issued and outstanding shares of Cathedra (the "Transaction"), subject to customary closing conditions, including regulatory, court, and shareholder approvals, such that upon consummation of the Transaction, Cathedra will be a wholly-owned subsidiary of Sphere.

Upon completion of the Transaction, Cathedra security holders will receive common shares of Sphere (the "Sphere Common Shares") and/or securities exercisable or convertible into Sphere Common Shares totaling approximately 49% of all of the issued and outstanding share capital of Sphere immediately following closing on a partially diluted basis. The Combined Company is expected to retain Sphere's name and listing on NASDAQ under the symbol "ANY".

"We are thrilled to unite Cathedra with Sphere in this transformative transaction," remarked Joel Block, CEO of Cathedra and expected CEO of the Combined Company. "The Sphere team has navigated a challenging period in bitcoin mining with exceptional discipline, emerging with a strong balance sheet and a highly efficient fleet of mining machines. By combining our existing data center portfolio, development capabilities, and operational expertise with Sphere's established public market access and asset base, I believe we are creating a vertically integrated powerhouse.  When I joined Cathedra, our priorities were clear: reduce debt, build more data facilities, and improve access to the public markets.  This business combination addresses these objectives and allows management to focus on building a category defining company in this new space of high-density computing infrastructure in the United States. We expect that this business combination will deliver immediate scale, enhance operational efficiency, improve profitability, while accelerating our growth strategy.  With an ambitious and now significantly accelerated roadmap, we plan to rapidly expand power capacity, execute disciplined development across diversified, low-cost energy sites, optimize operations, and pursue high performance computing opportunities alongside bitcoin mining.  With greater scale, liquidity, and vertical integration, we believe we will be positioned to capture significant upside in the evolving digital infrastructure landscape."

"This Transaction represents an important milestone for Sphere," said Kurt Kalbfleisch, Chief Executive Officer of Sphere. "Combining our platform and strong balance sheet with Cathedra's energy assets and disciplined, energy-first operating model, we can create a uniquely powerful, vertically integrated platform. On completion of the Transaction, we expect to be exceptionally well-positioned to scale, drive operational efficiencies, seize high performance compute opportunities, and deliver compelling long-term value."

Expected Strategic Benefits:

• Improved scale and expanded US operating footprint: The Combined Company expects to initially own and operate a portfolio of 53 megawatts ("MW") of power capacity across five data centers in Iowa, Kentucky, and Tennessee.

• Platform Expansion into High-Performance Compute:  With growing demand for compute-intensive workloads, the Combined Company intends to evaluate selective expansion into adjacent high-performance compute and AI infrastructure opportunities, leveraging existing power relationships and site capabilities with the goal of maximizing the value of its electrons.  This expanded operating scale expects to improve profitability, spreading fixed overhead costs over a larger revenue and asset base.

• Diversified revenue streams across proprietary mining and hosting services: The integration of Sphere's mining machine fleet with Cathedra's data center operations would diversify the Combined Company's revenue streams across proprietary mining and hosting services, offering exposure to high-upside, volatile mining economics with expected downside protection via fixed-margin hosting contracts with third parties.

• Strong growth prospects through scalable development model and access to capital: With Cathedra's low-cost development model and infrastructure-first approach, coupled with Sphere's capital markets expertise and access to liquidity, the Combined Company expects to capitalize on a robust pipeline of over 100 MW of potential expansion opportunities to further expand its portfolio of infrastructure assets. In the past six months, Cathedra's new leadership team has successfully increased its power capacity by 50% online and developed a robust pipeline.

• Experienced leadership team with strategic vision: Cathedra CEO Joel Block will assume the role of CEO of the Combined Company and join the board of directors. Joel brings extensive experience in both private and public capital markets and operating in the data center and bitcoin mining arena. Sphere CEO and CFO Kurt Kalbfleisch will resign as CEO and remain in his current role as CFO and join the board of directors of the Combined Company, contributing over two decades of executive leadership experience at multiple NASDAQ-listed companies. Other key members from Sphere and Cathedra are expected to remain in key roles as the Combined Company looks to execute on a robust growth and development plan.

Upon completion of the Transaction, the Combined Company's bitcoin mining operations and balance sheet are expected to include:

• Managed power capacity of 53 MW at five data centers across three U.S. states, including data centers owned by the Combined Company and those leased from and/or operated by third parties; and

• 1.2 EH/s of installed proprietary mining hash rate across data centers owned by the Combined Company and third-party hosting providers.

Board and Management

Upon closing of the Transaction and subject to applicable approvals, the Combined Company's board of directors and management team is expected to consist of the following individuals:

Board of Directors	Management Team

▪ Tim Hanley, Chair ▪ Marcus Dent ▪ Kurt Kalbfleisch ▪ Nicholas Gates ▪ Joel Block	▪ Joel Block, Chief Executive Officer ▪ Kurt Kalbfleisch, Chief Financial Officer ▪ Tiah Reppas, Chief Accounting Officer

The Combined Company will be led by a seasoned management team and supported by a strong board of directors with deep expertise in bitcoin mining, digital infrastructure, energy optimization, and capital markets.  Joel Block, the current CEO of Cathedra, brings more than 20 years of executive experience in operations, sales, capital markets, and finance.  Kurt Kalbfleisch, the current CEO and CFO of Sphere, has guided the company through industry volatility since 2014, first as CFO and then as CEO.  The board will feature experienced independent directors: Tim Hanley, a Sphere director and veteran business executive with deep accounting expertise; Marcus Dent, a current Cathedra director and thought leader in the bitcoin industry, and Nicholas Gates, Managing Director at Priority Power Management, an Arlington, Texas-based leader in energy management, procurement, and infrastructure development.  Together, Mr. Dent, Mr. Hanley, and Mr. Gates will serve as independent directors, focused on robust governance, diverse strategic perspectives, and focused execution.

Additional Transaction Details

Pursuant to the terms of the Agreement, Cathedra will amalgamate with S3D Acquisition Corp., a wholly owned subsidiary of Sphere formed to complete the Transaction. Holders of Cathedra subordinate voting shares ("Cathedra SV Shares") and multiple voting shares ("Cathedra MV Shares") will receive Sphere Common Shares based on agreed exchange ratios set out in the Agreement, which provide economically equivalent consideration for both classes of shares. Cathedra's outstanding warrants, stock options and certain restricted share units will be exchanged for corresponding Sphere securities in accordance with the applicable exchange ratio. The remaining restricted share units will fully vest immediately prior to closing, and the holders thereof will receive Sphere Common Shares in accordance with the applicable exchange ratio. In addition, certain key Cathedra shareholders will be subject to a 7% post-closing ownership cap, with any consideration that would otherwise exceed such cap to be received in a new series of Sphere non-voting preferred shares having equivalent economic value.

The Transaction will be completed by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia) and will require the following approvals: (i) the approval of the British Columbia Supreme Court (the "Court"), (ii) the approval by 66⅔% of the votes cast by holders of Cathedra SV Shares and Cathedra MV Shares, voting as a single class, at a meeting of Cathedra's securityholders (the "Cathedra Meeting"), (iii) the approval by 66⅔% of the votes cast by holders of Cathedra SV Shares, Cathedra MV Shares, Cathedra warrants, Cathedra stock options and Cathedra restricted share units, voting as a single class, at the Meeting, and (iv) the approval of a simple majority of the votes cast by Sphere shareholders at a meeting of Sphere shareholders (the "Sphere Meeting", and together with the Cathedra Meeting, the "Meetings").

An information circular or proxy statement (each, a "Disclosure Document") detailing the terms and conditions of the Transaction will be mailed to the Cathedra shareholders and Sphere shareholders, respectively, in connection with their respective Meetings. All shareholders are urged to read the applicable Disclosure Document once available, as it will contain important additional information concerning the Transaction.

The Agreement includes standard deal protection provisions, including non-solicitation, right-to-match, and fiduciary out provisions, as well as certain representations, covenants and conditions that are customary for a transaction of this nature, along with a reciprocal termination fee payable in certain circumstances. The completion of the Transaction remains subject to customary conditions, including receipt of all necessary Court, shareholder and regulatory approvals.

None of the securities to be issued pursuant to the Transaction have been or will be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and securities issued in the Transaction are anticipated to be issued in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and will be issued pursuant to similar exemptions from applicable state securities laws. This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Board Recommendations & Voting Support

Each of the board of directors of Cathedra and Sphere have unanimously approved the Transaction and each board of directors recommends that its respective shareholders vote in favor of the Transaction at the applicable Meeting.

Directors and officers of Cathedra beneficially owning an aggregate number of Cathedra SV Shares and Cathedra MV Shares which represent approximately 70% of the currently outstanding Cathedra SV Shares and Cathedra MV Shares combined (on a fully converted basis) have entered into customary support agreements with Sphere to vote their shares in favor of the Transaction at the Cathedra Meeting. Directors and officers of Sphere holding an aggregate number of Sphere Common Shares which represent approximately 3% of the currently outstanding Sphere Common Shares have entered into customary support agreements with Cathedra to vote their shares in favor of the Transaction at the Sphere Meeting.

Stock Exchange Listing and SEDAR+

If the Transaction is completed, the Cathedra SV Shares will be delisted from the TSXV and the OTCQB and the Sphere Shares are expected to continue trading on NASDAQ under the ticker "ANY". A copy of the Agreement will be available through Cathedra's and Sphere's filings with the applicable securities regulatory authorities on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov, respectively.

Advisors and Counsel

Dumoulin Black LLP is acting as Canadian legal counsel to Cathedra and Greenberg Traurig, LLP is acting as U.S. legal counsel to Cathedra. Evans & Evans, Inc. was the fairness opinion provider to Cathedra on this transaction.

Second Gate Advisory LLC is acting as strategic advisor to Sphere, Meretsky Law Firm is acting as Canadian legal counsel to Sphere and Pryor Cashman LLP is acting as U.S. legal counsel to Sphere. Rosenblatt Securities was the fairness opinion provider to Sphere 3D on this transaction.

About Cathedra Bitcoin Inc.

Cathedra Bitcoin Inc. develops and operates digital infrastructure assets across North America. Cathedra hosts bitcoin mining clients across its portfolio of four data centers (45 megawatts total) in Tennessee and Kentucky. Cathedra also operates a fleet of proprietary bitcoin mining machines at its own and third-party data centers, producing approximately 400 PH/s of hash rate. Cathedra is headquartered in Vancouver and its shares trade on the TSX Venture Exchange under the symbol CBIT and in the OTC market under the symbol CBTTF. For more information about Cathedra, visit cathedra.com.

About Sphere 3D Corp.

Sphere 3D Corp. (NASDAQ: ANY) is a Bitcoin miner, growing its digital asset mining operation through the capital-efficient procurement of next-generation mining equipment and partnering with data center operators. Sphere 3D is dedicated to increasing shareholder value. For more information about Sphere 3D, please visit Sphere3D.com.

For further information, please contact:

Joel Block, CEO, Cathedra Bitcoin

ir@cathedra.com

Kurt Kalbfleisch, CEO, Sphere 3D

Investor.relations@sphere3d.com

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Forward-Looking Statements Disclaimer

This news release contains certain "forward-looking information" and "forward-looking statements" within the meaning of applicable Canadian and United States securities laws that are based on expectations, estimates and projections as at the date of this news release. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the U.S. Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws. The information in this release about future plans and objectives of Cathedra and Sphere, are forward-looking information. Other forward-looking information includes, but is not limited to, information concerning: the intentions and future actions of senior management, the intentions, plans and future actions of the Cathedra and Sphere, as well as their ability to successfully mine digital currency; the timing and anticipated completion of the Transaction, and court and shareholder approvals for same; Cathedra's and Sphere's expectation to hold shareholder meetings to approve various items related to the Transaction; revenue and capacity projections of the Combined Company; the expected composition of the board of directors and management of the Combined Company; timing of regulatory approvals for the Transaction; the expected benefits from the Transaction; the combination of Cathedra's business and Sphere's business; the impact that the Transaction is expected to have on the business operations of the Combined Company including without limitation, the expected growth and capabilities of the Combined Company; the expected improved profitability and increased liquidity of the Combined Company, the expectation of synergies and efficiencies among the Combined Company, the construction and operation of expanded blockchain infrastructure as currently planned, the creation of long-term value for the shareholders of the Combined Company, the potential to accelerate growth; planned growth, vertical integration and expansion into high-performance compute and AI infrastructure; projected reductions in power costs; the anticipated assets, operations and balance sheet of the combined company following closing; expected operational, cost and procurement synergies; the delisting of Cathedra shares and continued NASDAQ listing of Sphere shares; the preparation, filing and mailing of disclosure documents in connection with the Transaction; and the regulatory environment of cryptocurrency in applicable jurisdictions. Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "budget", "scheduled", "forecasts", "targets", "estimates", "believes", "contemplates", "predicts", "potential", "continue" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "should", "might" or "will" be taken to occur or be achieved) are not statements of historical fact and may be forward-looking information and are intended to identify forward-looking information.

This forward-looking information is based on reasonable assumptions and estimates of management of the parties at the time it was made, including, without limitation, assumptions that the parties will be able to obtain the requisite regulatory, court, shareholder and third party approvals and satisfy the other conditions to the consummation of the Transaction on the proposed schedule and terms and conditions set out in the Agreement; that the Agreement will not be terminated prior to the closing the Transaction; that the Transaction will be completed in accordance with the terms and conditions of the Agreement and within the timeframe expected; that no material adverse changes will occur in the businesses, operations or financial condition of either party prior to closing; that no unanticipated events will occur that will delay or prevent the completion of the Transaction; the ability of the Combined Company to successfully integrate the businesses and realize anticipated synergies, cost savings and operational efficiencies; the accuracy of projected power costs, energy availability and hosting arrangements; the continued availability of low-cost and reliable power; the performance and deployment of mining equipment and infrastructure; the availability of growth capital on acceptable terms; the ability to execute expansion plans on schedule and within budget; market conditions for bitcoin mining and high-performance computing infrastructure; the price of bitcoin and other digital assets; network difficulty and hash rate conditions; regulatory and tax stability in applicable jurisdictions; general economic, financial and capital markets conditions; and that the parties will have access to the financial and other resources required to carry out their business plans as currently anticipated. The parties have also assumed that no significant events occur outside of their normal courses of business.

Additionally, these forward-looking statements may be affected by risks and uncertainties in the business of Cathedra and Sphere and general market conditions. Investors are cautioned that forward-looking statements are not based on historical facts but instead reflect Cathedra and Sphere's respective management's expectations, estimates or projections concerning future results or events based on the opinions, assumptions and estimates of management considered reasonable at the date the statements are made. Although Cathedra and Sphere believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed thereon, as unknown or unpredictable factors could have material adverse effects on future results, performance or achievements of the Combined Company. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the ability to consummate the Transaction; the ability to obtain requisite regulatory, court, shareholder and third party approvals, the satisfaction of other conditions to the consummation of the Transaction on the proposed schedule, or at all and on the terms and conditions set out in the Agreement; the potential impact of the announcement or consummation of the Transaction on relationships, including with regulatory bodies, employees, customers and competitors; the anticipated timing of mailing Disclosure Documents regarding the Transaction; the risk that the either Sphere or Cathedra may terminate the Agreement and either Sphere or Cathedra is required to pay a termination fee to the other party; the ultimate timing, outcome and results of integrating the operations of Sphere and Cathedra; the ultimate timing, outcome and results of integrating the operations of Sphere and Cathedra; the effects of the business combination of Sphere and Cathedra, including the Combined Company's future financial condition, results of operations, strategy and plans; the ability of the Combined Company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the Combined Company to finance operations in the manner expected; the risk of any litigation relating to the proposed Transaction; the risk of changes in governmental regulations or enforcement practices; changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable laws and regulations both locally and in foreign jurisdictions; compliance with extensive government regulation and the costs associated with compliance; unanticipated costs; the risks and uncertainties associated with foreign markets; the diversion of management time on the Transaction; the volatility of bitcoin prices and other digital asset markets; changes in network difficulty, hash rate or mining economics; the availability, cost and reliability of power and energy infrastructure; the ability to secure additional power capacity or execute expansion projects on time and within budget; delays in delivery, installation or performance of mining equipment or other critical infrastructure; cybersecurity threats, technology failures or data center outages; counterparty risks relating to hosting clients, equipment suppliers or power providers; the availability and retention of key personnel; the ability to access debt or equity financing on acceptable terms; and risks related to competition in the bitcoin mining and high-performance computing industries. Additionally, the forward-looking statements contained herein may be affected by risks and uncertainties in the business of Cathedra and Sphere and general market conditions.

Additional factors that could cause results to differ materially from those described above can be found in Sphere's reports filed on Form 10-K, Form 10-Q and Form 8-K and in other filings made by Sphere with the SEC from time to time and available at www.sec.gov and available on Sphere's website at www. sphere3d.gcs-web.com under the "Financials" tab, and in Cathedra's management information circular dated October 30, 2025 available under the Cathedra's issuer profile on SEDAR+ at www.sedarplus.ca and in other documents Cathedra files on SEDAR+.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Cathedra nor Sphere assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Should one or more of these risks or uncertainties materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Cathedra and Sphere have attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended and such changes could be material. Readers should not place undue reliance on forward-looking information.

FINANCIAL INFORMATION

This news release contains future-oriented financial information and financial outlook information (collectively, "FOFI") about prospective results of operations, future net revenue, share capital, cash flows, and components thereof, all of which are subject to the same assumptions, risk factors, limitations, and qualifications as set forth in the above paragraphs. FOFI contained in this news release was made as of the date of this news release and was provided for the purpose of providing information about management's current expectations and plans relating to the future. Readers are cautioned that the forward-looking statements and FOFI contained in this document should not be used for purposes other than for which it is disclosed herein. The forward-looking statements and FOFI contained in this news release are expressly qualified by this cautionary statement. Certain information contained herein is based on, or derived from, information provided by independent third-party sources. Cathedra and Sphere believe that such information is accurate and that the sources from which it has been obtained are reliable. Cathedra and Sphere cannot guarantee the accuracy of such information, however, and have not independently verified the assumptions on which such information is based. Cathedra and Sphere do not assume any responsibility for the accuracy or completeness of such information. Cathedra and Sphere do not intend, and do not assume any obligation, to update the forward-looking statements or FOFI contained in this news release except as otherwise required by applicable law.

This press release contains certain non-GAAP and non-IFRS financial measures, which management believes may enable investors to better evaluate Cathedra's and Sphere's performance, liquidity and ability to generate cash flow. These measures do not have any standardized definition under U.S. GAAP or IFRS, and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP or IFRS, as applicable. Other companies may calculate these measures differently.